UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): August 8, 2006
TERREMARK WORLDWIDE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 856-3200
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     The slides and additional financial information attached as Exhibit 99.1 to this Form 8-K were presented in connection with the analyst conference call held by Terremark Worldwide, Inc. (the “Registrant”) on August 8, 2006. At that time, these materials were also posted to the “Investor Relations” section of the registrant’s website, www.terremark.com. This exhibit is incorporated herein by reference.
     Statements contained in the attached Presentation are made pursuant to the Safe Harbor for forward-looking statements described in the Private Securities Litigation Reform Act of 1995. In these communications, the Company may make certain statements that are forward-looking, such as statements regarding the Company’s future results and plans, and anticipated trends in the industry and economies in which the Company operates. These forward-looking statements are the Company’s expectations on the day of the date of the Presentation, and the Company will make no efforts to update these expectations based on subsequent events or knowledge. These forward-looking statements are based on the Company’s current expectations and are subject to a number of risks, uncertainties, and assumptions, including that the Company’s revenue may differ from that projected; that the Company may be further impacted by slowdowns, postponements, or cancellations in the Company’s clients’ businesses, or deterioration in the financial condition of the Company’s clients; that the Company’s targeted service markets may not expand as the Company expects; that the Company may experience delays in the awarding of customer contracts; that the Company’s reserves and allowances may be inadequate, or the carrying value of the Company’s assets may be impaired; that the Company may experience increased costs associated with realigning the Company’s business, or may be unsuccessful in those efforts and any of the other risks in the Company’s Annual Report on Form 10-K. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from the results expressed or implied in any forward-looking statements made by the Company in these communications. These and other risks, uncertainties, and assumptions are detailed in documents filed by the Company with the Securities and Exchange Commission. The Company does not undertake any obligation to revise these forward-looking statements to reflect future events or circumstances.
     The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. The furnishing of these slides and additional financial information is not intended to, and does not, constitute a determination or admission by the Registrant that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant.
     The information in this Form 8-K and the Exhibit attached hereto shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Registrant filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (c) The following exhibits are being furnished herewith:

Exhibit No.	Description
99.1	Presentation given on August 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: August 9, 2006	By:	/s/ Jose A. Segrera
		Name:	Jose A. Segrera
		Title:	Executive Vice President and Chief Financial Officer

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